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                                                                    Exhibit 10.1

                                 LEUKOSITE, INC.

                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT is dated as of the 1st day of July, 1998 by and between LEUKOSITE, INC., a Delaware corporation with its principal office at 215 First Street, Cambridge, Massachusetts 02142 (the "Company"), and the several purchasers named in the attached EXHIBIT A (individually, a "PURCHASER" and collectively, the "PURCHASERS").

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally, desire to purchase from the Company, an aggregate of 1,967,169 shares (the "SHARES") of the authorized but unissued shares of common stock, $.01 par value per share, of the Company (the "COMMON STOCK"), all upon the terms and subject to the conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "AFFILIATE" of a party means any corporation or other business entity controlled by, controlling or under common control with, such party. For this purpose "CONTROL" shall include direct or indirect beneficial ownership of more than fifty percent (50%) of the voting power or economic interest in such corporation or other business entity.

                  (b) "CLOSING" shall have the meaning set forth in Section 2.2 of this Agreement.

                  (c) "CLOSING DATE" means the date of the Closing.

                  (d) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

                  (e) "REGISTRATION RIGHTS AGREEMENT" shall mean that certain Registration Rights Agreement, dated as of the date hereof, among the Company and the Purchasers.


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                                      -2-


                  (f) "SEC" shall mean the Securities and Exchange Commission.

                  (g) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

         2. PURCHASE AND SALE OF SHARES.

                  2.1 PURCHASE AND SALE. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally, hereby agrees to purchase from the Company, at the Closing, the number of shares of Common Stock set forth opposite the name of such Purchaser under the heading "NUMBER OF SHARES TO BE PURCHASED" on EXHIBIT A hereto, at a purchase price of $6.00 per share. The aggregate purchase price payable by each Purchaser for the number of shares of Common Stock that such Purchaser is hereby agreeing to purchase is set forth opposite the name of such Purchaser under the heading "PURCHASE PRICE" on EXHIBIT A hereto. The aggregate purchase price payable by the Purchasers to the Company for all of the Shares shall be $11,803,014.

                  2.2 CLOSING. The closing of the transactions contemplated under this Agreement (the "CLOSING") shall take place at the Boston offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 at 10:00 a.m. on July 1, 1998 or at such other location, date and time as may be agreed upon between the Purchasers and the Company. At the Closing, the Company shall deliver to each Purchaser a single stock certificate, registered in the name of the Purchaser, representing the number of shares of Common Stock purchased by such Purchaser, against payment of the purchase price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each of the Purchasers as follows:

                  3.1 INCORPORATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company. The Company has all requisite corporate power and authority to carry on its business as now conducted and to carry out the transactions contemplated hereby.


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                                      -3-

                  3.2 CAPITALIZATION. The authorized capital stock of the Company consists of (i) 25,000,000 shares of Common Stock, of which 9,901,998 shares are outstanding on the date hereof and (ii) 5,000,000 shares of preferred stock, of which no shares are outstanding on the date hereof. Except as set forth in SCHEDULE 3.2 hereto, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

                  3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, each of this Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power to enter into this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

                  3.4 VALID ISSUANCE OF THE SHARES. The Shares being purchased by the Purchasers hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable and not subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or others.

                  3.5 FINANCIAL STATEMENTS. The Company has furnished to each Purchaser its audited Statements of Income, Stockholders' Equity and Cash Flows for each of the fiscal years ended December 31, 1996 and 1997, its audited Consolidated Balance Sheet as of December 31, 1997, its unaudited Statements of Income, Stockholders' Equity and Cash Flows for the period from January 1, 1998 to March 31, 1998, and its unaudited Balance Sheet as of March 31, 1998. All such financial statements are hereinafter referred to collectively as the "FINANCIAL STATEMENTS". The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and fairly present, in all material respects,


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                                      -4-

the financial position of the Company and the results of its operations as of the date and for the periods indicated thereon, except that the unaudited financial statements may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which, individually and in the aggregate, will not be material. Since March 31, 1998, there has been no material adverse change (actual or threatened) in the assets, liabilities (contingent or other), affairs, operations, prospects or condition (financial or other) of the Company.

                  3.6 SEC DOCUMENTS. The Company has furnished to each Purchaser, a true and complete copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1998, and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Company with the SEC during the period commencing March 31, 1998 and ending on the date hereof. The Company will, promptly upon the filing thereof, also furnish to each Purchaser all statements, reports (including, without limitation, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), registration statements and definitive proxy statements filed by the Company with the SEC during the period commencing on the date hereof and ending on the Closing Date (all such materials required to be furnished to each Purchaser pursuant to this sentence or pursuant to the next preceding sentence of this Section 3.6 being called, collectively, the "SEC DOCUMENTS"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates.

                  3.7 CONSENTS. Except for (i) the filing and effectiveness of any registration required to be filed by the Company under the Securities Act in connection with the exercise by one or more Purchasers of their rights under the Registration Rights Agreement and (ii) any required state "blue sky" law filings in connection with the transactions contemplated under such registration statement, all consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Closing Date.


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                  3.8 NO CONFLICT. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Certificate of Incorporation or By-laws of the Company or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its respective properties or assets.

                  3.9 BROKERS OR FINDERS. The Company has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                  3.10 NASDAQ NATIONAL MARKET. The Common Stock is listed on the Nasdaq National Market System, and there are no proceedings to revoke or suspend such listing.

                  3.11 ABSENCE OF LITIGATION. There is no pending (or to the best of the Company's knowledge, threatened) action, suit, proceeding or investigation against the Company or any of its direct or indirect subsidiaries.

                  3.12 NO UNDISCLOSED LIABILITIES. Since March 31, 1998, the Company has incurred no liabilities or obligations, fixed or contingent, matured or unmatured or otherwise, except for liabilities or obligations that, individually or in the aggregate, do not or would not have a material adverse effect on the financial condition or business of the Company and its direct or indirect subsidiaries.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser severally for itself, and not jointly with the other Purchasers, represents and warrants to the Company as follows:

                  4.1 AUTHORIZATION. All action on the part of such Purchaser and, if applicable, its officers, directors, managers, shareholders and/or partners necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered, each of this Agreement and the Registration Rights Agreement will constitute the legal, valid and binding obligation of such Purchaser,


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                                      -6-


enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Purchaser has all requisite power and authority to enter into each of this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

                  4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. Such Purchaser is acquiring the Shares being purchased by it hereunder for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act.

                  4.3 INVESTOR STATUS; ETC. Such Purchaser certifies and represents to the Company that it is an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Shares. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

                  4.4 SHARES NOT REGISTERED. Such Purchaser understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

                  4.5 NO CONFLICT. The execution and delivery of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser or (ii) any agreement or instrument, permit, franchise, license,


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judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets.

                  4.6 BROKERS. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

                  4.7 CONSENTS. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.

                  4.8 INVESTMENT REPRESENTATIONS.

                  (a) HealthCare Ventures V, L.P., as to itself, represents and warrants to the Company that: (i) it is a Delaware limited partnership, (ii) it was not formed for the specific purpose of acquiring any of the Shares, (iii) it has assets in excess of $5,000,000, (iv) its principal office is located in New Jersey and (v) the principal office of its general partner, HealthCare Partners V, L.P., is located in New Jersey.

                  (b) Schroder Ventures International Life Sciences Fund L.P. 1, as to itself, represents and warrants to the Company that: (i) it is a Delaware limited partnership, (ii) it was not formed for the specific purpose of acquiring any of the Shares, (iii) it has assets in excess of $5,000,000, (iv) its principal office is located in New York, and (v) the principal office of its general partner, Schroder Venture Managers, Inc., is located in New York.

                  (c) Schroder Ventures International Life Sciences Fund L.P. 2, as to itself, represents and warrants to the Company that: (i) it is a Delaware limited partnership, (ii) it was not formed for the specific purpose of acquiring any of the Shares, (iii) it has assets in excess of $5,000,000, (iv) its principal office is located in New York, and (v) the principal office of its general partner, Schroder Venture Managers, Inc., is located in New York.

                  (d) Schroder Ventures International Life Sciences Trust, as to itself, represents and warrants to the Company that: (i) it is a Bermudan unit trust, (ii) it was not formed for the specific purpose of acquiring any of the Shares, (iii) its purchase of the Shares is being directed by a person who has such knowledge and experience in financial and business matters that she, he or it is capable of evaluating the merits and risks of the prospective investment,
(iv) it has assets in excess of $5,000,000, (v) its principal office is located in


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Bermuda, and (v) the principal office of its trustee, Codan Trust Company
Limited, is located in Bermuda.

                  (e) Rho Management Trust II, as to itself, represents and warrants to the Company that: (i) it is a New York trust, (ii) it was not formed for the specific purpose of acquiring any of the Shares, (iii) its purchase of the Shares is being directed by a person who has such knowledge and experience in financial and business matters that she, he or it is capable of evaluating the merits and risks of the prospective investment, (iv) it has assets in excess of $5,000,000, (v) its principal office is located in New York, and (vi) the principal office of its trustee is located in New York.

                  (f) Perseus Capital, LLC, as to itself, represents and warrants to the Company that: (i) it is a Delaware limited liability company,
(ii) each of its constituent members is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act, (iii) its principal office is located in Washington, DC, and (iv) the principal office of its manager is located in Washington, DC.

                  (g) Goldman, Sachs & Co., as to itself, represents and warrants to the Company that: (i) it is a New York limited partnership, (ii) it was not formed for the specific purpose of acquiring any of the Share, (iii) it has assets in excess of $5,000,000, (iv) its principal office is located in New York and (v) the principal office of its general partner is located in New York.

                  (h) Schroder Venture Managers Limited ("SVML"), as to itself, represents and warrants to the Company as follows:

                           (i) It is a Bermudan corporation; it was not formed
                  for the specific purpose of acquiring any of the Shares; it has assets in excess of $5,000,000; it is not a "U.S. Person", as such term is defined in Regulation S promulgated under the Securities Act; and its principal office is located in Bermuda.

                           (ii) It is acquiring the Shares being purchased by it
                  pursuant to this Agreement in its capacity as investment manager of the Schroder Ventures International Life Sciences Fund Co-Investment Scheme (the "Schroder Ventures Co-Investment Scheme").

                           (iii) The Schroder Ventures Co-Investment Scheme is
                  composed of 14 individuals, all of whom (i) are knowledgeable and experienced in financial and business matters, and (ii) are


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                                      -9-


                  experienced and have the capability of evaluating the merits and risks of high risk, illiquid investments.

                           (iv) Of the 14 individuals who constitute the
                  Schroder Ventures Co-Investment Scheme, 13 are not "U. S. Persons", as such term is defined in Regulation S promulgated under the Securities Act, and 1 individual is a resident of the United States that is an "accredited investor", as such term is defined in Regulation D promulgated under the Securities Act.

                           (v) The decision to purchase the Shares being
                  purchased by it pursuant to this Agreement is being made by it and not at the direction of any member of the Schroder Ventures Co-Investment Scheme. The members of the Schroder Ventures Co-Investment Scheme do not control SVML, and the members of the Schroder Ventures Co-Investment Scheme have no investment decision-making authority or other investment discretion as to what investments SVML or any other person makes on behalf of the Schroder Ventures Co-Investment Scheme. In particular and without limitation, the members of the Schroder Ventures Co-Investment Scheme do not have any investment decision-making authority or discretion as to purchase of the Shares being purchased by SVML pursuant to this Agreement.

                           (vi) The members of the Schroder Ventures
                  Co-Investment Scheme do not have any power or authority to vote any of the Shares purchased by SVML pursuant to this Agreement, nor to direct the disposition of any of such shares.

                  (i) Peretz Family Investment, as to itself, represents and warrants to the Company that: (i) it is a New York limited partnership, (ii) it was not formed for the specific purpose of acquiring any of the Shares, (iii) it has assets in excess of $5,000,000, (iv) its principal office is located in New York, and (v) the principal office of Martin Peretz, its general partner, is located in Massachusetts.

                  (j) Four Partners, as to itself, represents and warrants to the Company that: (i) it is a New York partnership, (ii) it was not formed for the specific purpose of acquiring any of the Shares, (iii) its purchase of the Shares is being directed by a person who has such knowledge and experience in financial and business matters that she, he or it is capable of evaluating the merits and risks of the prospective investment, (iv) it has assets in excess of $5,000,000 and (v) its principal office is located in New York.


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                                      -10-


                  (k) YK Capital L.P., as to itself, represents and warrants to the Company that: (i) it is a California limited partnership, (ii) it was not formed for the specific purpose of acquiring any of the Shares, (iii) either (x) it has assets in excess of $5,000,000 or (y) each of its constituent partners is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act, (iv) its principal office is located in California and
(v) the principal office of its general partner is located in California.

                  (l) Todd Noonan, as to himself, represents and warrants to the Company that he is a resident of the State of New York, and further represents and warrants to the Corporation that (i) his individual net worth, or joint net worth with his spouse, exceeds $1,000,000, (ii) his individual income in each of the two most recent years exceeded $200,000 and he has a reasonable expectation of reaching the same income level in the current year, and/or (iii) his joint income with his spouse in each of the two most recent years exceeded $300,000 and he has a reasonable expectation of reaching the same joint income level in the current year.

         5. CONDITIONS PRECEDENT.

                  5.1. CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CONSUMMATE THE CLOSING. The obligation of each Purchaser to consummate the Closing and to purchase and pay for those Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

                  (a) The representations and warranties contained herein of the Company shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

                  (b) The Registration Rights Agreement shall have been executed and delivered by the Company.

                  (c) There shall have been no material adverse change (actual or threatened) in the assets, liabilities (contingent or other), affairs, operations, prospects or condition (financial or other) of the Company prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

                  (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay


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                                      -11-


the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

                  (e) The purchase of and payment for the Shares by the Purchasers shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

                  (f) All instruments and corporate proceedings of the Company in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to such Purchaser, and such Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which such Purchaser may have reasonably requested in connection with such transactions.

                  (g) The Purchasers shall have received from Bingham Dana LLP, counsel to the Company, an opinion addressed to it, dated the Closing Date and substantially in the form of EXHIBIT B hereto.

                  5.2. CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CONSUMMATE THE CLOSING. The obligation of the Company to consummate the Closing and to issue and sell to each of the Purchasers the Shares to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

                  (a) The representations and warranties contained herein of such Purchaser shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

                  (b) The Registration Rights Agreement shall have been executed and delivered by each Purchaser.

                  (c) The Purchasers shall have performed all obligations and conditions herein required to be performed or observed by the Purchasers on or prior to the Closing Date.

                  (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.


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                                      -12-


                  (e) The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

                  (f) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

         6. TRANSFER, LEGENDS.

                  6.1. TRANSFER OF SECURITIES. No Purchaser shall sell, assign, pledge, transfer or otherwise dispose or encumber any of those Shares being purchased by it hereunder, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Purchaser of either an opinion of counsel of such Purchaser reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws or a representation letter of such Purchaser reasonably satisfactory to the Company setting forth a factual basis for concluding that such proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares in violation of this Section 6.1 shall be void. The Company shall not register any transfer of the Shares in violation of this
Section 6.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this
Section 6.1.

                  6.2. LEGENDS. To the extent applicable, each certificate or other document evidencing any of the Shares shall be endorsed with the legend set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISED DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF EITHER AN OPINION OF COUNSEL REASONABLE SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT OR OF A REPRESENTATION LETTER SETTING FORTH A FACTUAL BASIS FOR CONCLUDING THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT."

         7. MISCELLANEOUS PROVISIONS.

                  7.1 RIGHTS CUMULATIVE. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

                  7.2 PRONOUNS. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

                  7.3 NOTICES.

                  (a) Any notices, reports or other correspondence (hereinafter collectively referred to as "CORRESPONDENCE") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

                  (b) All correspondence to the Company shall be addressed as follows:

                           LeukoSite, Inc.
                           215 First Street
                           Cambridge, MA 02142
                           Attention: Christopher K. Mirabelli,
                           President and Chief Executive Officer
                           Telecopier:  (617) 278-3399

                  with a copy to:

                           Bingham Dana LLP
                           150 Federal Street
                           Boston, Massachusetts 02110
                           Attention:  Julio E. Vega, Esq.
                           Telecopier: (617) 951-8736

                  (c) All correspondence to any Purchaser shall be sent to such Purchaser at the address set forth in EXHIBIT A.

                  (d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

                  7.4 CAPTIONS. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

                  7.5 SEVERABILITY. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

                  7.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the Commonwealth of Massachusetts and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

                  7.7 WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

                  7.8 EXPENSES. The Company agrees to pay, in connection with the preparation, execution and delivery of this Agreement and the Registration Rights Agreement, the reasonable fees and expenses of one counsel to the Purchasers.

                  7.9 ASSIGNMENT. The rights and obligations of any party hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of such party. This Agreement and the rights and duties of each Purchaser set forth herein may be freely assigned or delegated, as the case may be, in whole or in part, by such Purchaser to any person to whom such Purchaser may transfer any of the Shares purchased or acquired by such Purchaser; PROVIDED that the transfer complies with the terms of Section 6 of this Agreement and the assigning party shall promptly notify the Company in writing of such assignment and shall remain liable (both directly and as guarantor) with respect to all obligations so assigned. In the event of any assignment, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the Company.

                  7.10 SURVIVAL. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of one year, without regard to any investigation made by any party.

                  7.11 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.


                          LEUKOSITE, INC.


                          By:
                             -----------------------------------
                          Name: Christopher K. Mirabelli
                          Title: President and Chief Executive Officer


                          PURCHASERS:

                          HEALTHCARE VENTURES V, L.P.

                          By: HealthCare Partners V, L.P.
                                  as General Partner


                                By:
                                   -----------------------------
                                  Title:  General Partner

                          RHO MANAGEMENT TRUST II


                          By:
                             -----------------------------------
                          Name:
                          Title:

                          SCHRODER VENTURES INTERNATIONAL
                          LIFE SCIENCES FUND L.P. 1

                          By:  Schroder Venture Managers Inc.,
                                   General Partner


                                 By:
                                    -----------------------------
                                    Peter Everson, Vice President

                          SCHRODER VENTURES INTERNATIONAL
                          LIFE SCIENCES FUND L.P. 2

                          By:  Schroder Venture Managers Inc.,
                                   General Partner


                                 By:
                                    -----------------------------
                                    Peter Everson, Vice President

                          SCHRODER VENTURES INTERNATIONAL
                                   LIFE SCIENCES TRUST

                          By: Codan Trust Company Limited, as Trustee


                                 By:
                                    -----------------------------
                                    Title:

                          SCHRODER VENTURE MANAGERS LIMITED,
                                   as Investment Manager for the Schroder
                                   Ventures International Life Sciences Fund
                                   Co-Investment Scheme


                          By:
                             -----------------------------------
                             Peter Everson
                             Its:

                          PERETZ FAMILY INVESTMENT


                          By:
                             -----------------------------------
                          Name:
                          Title:

                          GOLDMAN, SACHS & CO.


                          By:
                             -----------------------------------
                          Name:
                          Title:

                          PERSEUS CAPITAL, LLC


                          By:
                             -----------------------------------
                          Name:
                          Title:

                          YK CAPITAL L.P.


                          --------------------------------------
                          Name:
                          Title:

                          TODD NOONAN



                          --------------------------------------

                          FOUR PARTNERS



                          By:
                             -----------------------------------
                          Name:
                          Title:

                                    EXHIBIT A

                                   PURCHASERS


                                                        Number of Shares
                Purchaser                                to be Purchased        Purchase Price
                ---------                                ---------------        --------------
HealthCare Ventures V, L.P.                                   479,167              $2,875,002
44 Nassau Street
Princeton, NJ 08542

Rho Management Trust II                                       479,167              $2,875,002
767 Fifth Avenue, 43rd Floor
New York, NY 10153

Schroder Ventures International Life
Sciences Fund L.P. 1                                          184,350              $1,106,100
c/o Nicola Lawson
22 Church Street
Hamilton HM 11, Bermuda

Schroder Ventures International Life                           40,967                $245,802
Sciences Fund L.P. 2
c/o Nicola Lawson
22 Church Street
Hamilton HM 11, Bermuda

Schroder Ventures International Life
Sciences Trust                                                 64,892                $389,352
c/o Nicola Lawson
22 Church Street
Hamilton HM 11, Bermuda

Schroder Ventures Managers                                      1,458                  $8,748
Limited, as investment manager for
the International Life Sciences Fund
Co-Investment Scheme
c/o Nicola Lawson
22 Church Street
Hamilton HM 11, Bermuda

Peretz Family Investment                                       50,000                $300,000
c/o Martin Peretz
20 Larchwood Drive
Cambridge, MA 02138

Goldman, Sachs & Co.                                          166,667              $1,000,002
Attn:  Robert Granovsky
One New York Plaza
New York, NY 10004

Four Partners                                                  33,334                $200,004
Attn:  Felix Baker
667 Madison Avenue, 7th Floor
New York, NY 10021

Perseus Capital, LLC                                          416,667              $2,500,002
The Army and Navy Club Building
1627 I Street N.W., Suite 610
Washington, D.C. 20006

YK Capital L.P.                                                50,000                $300,000
c/o Yasunori Kaneko
509 Rochampton Road
Hillsborough, CA 94010

Todd Noonan                                                       500                  $3,000
c/o ICM
40 West 57th Street, 18th Floor
New York, NY 10019

Total                                                       1,967,169             $11,803,014
                                                            ---------             -----------